EXHIBIT 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Sheridan B. Westgarde, certify that:

1. I have reviewed this Form 10-Q of Valor Energy Corp;

2. Based on my knowledge, this report does not contain any untrue statement  of a material fact or omit to state a material fact necessary to make the  statements made, in light of the circumstances under which such statements  were made, not misleading with respect to the period covered by this  report;

3. Based on my knowledge, the financial statements, and other financial  information included in this report, fairly present in all material  respects the financial condition, results of operations and cash flows of  the small business issuer as of, and for, the periods present in this report;

4. I, being the small business issuer's certifying officer, am responsible for establishing and maintaining disclosure controls and  procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and  internal control over financial reporting (as defined in Exchange Act  Rules 13-a-15(f) and 15d-15(f)) for the small business issuer and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly  during the period in which this report is being prepared;

b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principals;

c) Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and  procedures, as of the end of the period covered by this report based on such evaluation; and

d) Disclosed in this report any change in the small business issuer's internal control over financing reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual  report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5. I, being the small business issuer's certifying officer, have  disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit  committee of the small business issuer's board of directors (or persons  performing the equivalent functions):

a) All significant deficiencies and material weaknesses in the design  or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's  ability to record, process, summarize and report financial information; and

b) Any fraud, whether or not material, that involved management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Dated: March 2, 2009

/s/ Sheridan B. Westgarde

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Sheridan B. Westgarde,

Chief Executive Officer,

Chief Financial Officer, and

Principal Accounting Officer

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